UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2017

INVENSENSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35269	01-0789977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Technology Drive, Suite 200

San Jose, CA 95110

(408) 501-2200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 1, 2017, InvenSense, Inc. (the “Company”) entered into a separation agreement (the “Separation Agreement”) with Mozafar Maghsoudnia, the Company’s Vice President – Technology and Worldwide Manufacturing, pursuant to which, subject to the closing of the merger with TDK Corporation and TDK Sensor Solutions Corporation (the “Merger”), Mr. Maghsoudnia will resign from employment with the Company on the closing date of the Merger.

(e) Pursuant to the Separation Agreement, subject to Mr. Maghsoudnia’s employment with the Company until the closing of the Merger, his resignation from employment with the Company on the closing date, and his execution of a release of claims, Mr. Maghsoudnia will become entitled to receive the following:

•	a cash severance payment equal to (i) his annual base salary of $320,000 and (ii) the lower of his current year target annual bonus or the amount of the most recent annual bonus paid, but not more than $160,000,

•	accelerated vesting with respect to all of his outstanding equity awards, which will be cashed out in connection with the Merger for an amount equal to approximately $2,392,250, and

•	reimbursement of monthly COBRA healthcare premiums paid by him for up to 18 months following termination,

in each case as provided for in his existing Executive Change in Control and Severance Agreement with the Company, effective as of May 20, 2014. This summary of the Separation Agreement is qualified in its entirety by the Separation Agreement filed as Exhibit 10.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1†	Separation Agreement dated as of May 1, 2017, by and between the Registrant and Mozafar Maghsoudnia.

†	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2017

INVENSENSE, INC.

By:	/s/ Mark Dentinger
Mark Dentinger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Separation Agreement dated as of May 1, 2017, by and between the Registrant and Mozafar Maghsoudnia.

†	Indicates a management contract or compensatory plan or arrangement.